EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

SMALL CAP CORE FUND

U.S. QUALITY ESG FUND

GLOBAL SUSTAINABILITY INDEX FUND

SUPPLEMENT DATED JUNE 1, 2020 TO

PROSPECTUS DATED JULY 31, 2019, AS SUPPLEMENTED

On February 13, 2020, the Board of Trustees (the “Board”) of Northern Funds (the “Trust”) approved the offering of multiple share classes for the Small Cap Core Fund, U.S. Quality ESG Fund and Global Sustainability Index Fund (each a “Fund,” together, the “Funds”). Effective July 31, 2020 (the “Effective Date”), each Fund will begin to offer two new classes of shares, Class K shares and Class I shares. On the Effective Date, the existing class of shares, known as the “Shares” Class will no longer be operated. Class K shares are available to investors purchasing directly with the Trust, through an account at The Northern Trust Company or an affiliate (“Northern Trust”) or an authorized intermediary that does not receive a service fee. Class I shares are available to investors purchasing through an authorized intermediary that has entered into a service agreement and receives a service fee.

On the close of business on July 30, 2020 (the “Conversion Date”), Shares of a Fund held by shareholders who purchased directly from the Trust or through an account at Northern Trust (or an affiliate) will be automatically converted to Class K shares of that Fund in exchange for their Shares. On the Conversion Date, Shares of a Fund held by shareholders who purchased through an authorized intermediary will be automatically converted to Class I shares of that Fund in exchange for their Shares, unless instructed otherwise by an intermediary in writing and subject to a Fund’s share class eligibility requirements. Class I shares of the Small Cap Core Fund and Global Sustainability Index Fund will use the same ticker symbols as the current Shares Class of its corresponding Fund.

The share class conversion will be effected on the basis of the relative net asset values of the relevant share classes. The share class conversion is intended to be a tax-free transaction to shareholders. Additionally, Fund shareholders will not incur any transaction charges as a result of the share class conversion.

At its meeting on February 13, 2020, the Board also approved certain changes to the fee structure of the Funds. For the Small Cap Core Fund and U.S. Quality ESG Fund, the Board approved a contractual reduction in the management fee that each Fund pays (expressed as a percentage of the Fund’s average daily net assets) to the amounts listed in the tables below. This fee reduction will go into effect as of the Effective Date. For shareholders who purchase Class I shares of a Fund through an intermediary that has entered into a service agreement and receives a service fee, the maximum annual service fee (as an annual percentage of average daily net assets) is 0.15%. Northern Trust Investments, Inc. (“NTI”) has contractually limited the service fees to be charged to the holders of Class I shares to the amounts listed in the tables below. At the same meeting, the Board approved additional expense reimbursements for each of the Funds. For the Small Cap Core Fund and Global Sustainability Index Fund, NTI has contractually agreed to reimburse a portion of the respective Fund’s operating expenses (other than certain excepted expenses, i.e., Acquired Fund Fees and Expenses, service fees, the compensation paid to each Independent Trustee of the Trust, expenses of third party consultants engaged by the Board of Trustees, membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum, expenses in connection with the negotiation and renewal of the revolving credit facility, extraordinary expenses and interest) to the extent the “Total Annual Fund Operating Expenses” exceed the amounts in the tables below. For the U.S. Quality ESG Fund, NTI has contractually agreed to reimburse a portion of the Fund’s operating expenses (other than certain excepted expenses, i.e., service fees and extraordinary expenses) to the extent the “Total Annual Fund Operating Expenses” exceed the amount in the tables below. The contractual expense reimbursements in the tables below for Class K shares and Class I shares will go into effect as of the Effective Date and will remain in effect until July 31, 2021.

Small Cap Core Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Shares Class	Class K	Class I
Ticker Symbol	NSGRX	NSCKX	NSGRX
Management Fees	0.63%	0.47%	0.47%
Service Fees	0.00%*	None	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.65%	0.49%	0.59%

*	The Fund may currently pay service fees of up to 0.15%, which are included within “Other Operating Expense” in the fee table in the current prospectus.

NORTHERN FUNDS PROSPECTUS

EQUITY FUNDS

PROSPECTUS SUPPLEMENT

Global Sustainability Index Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Shares Class	Class K	Class I
Ticker Symbol	NSRIX	NSRKX	NSRIX
Management Fees	0.18%	0.18%	0.18%
Service Fees	0.00%*	None	0.05%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.30%	0.25%	0.30%

*	The Fund may currently pay service fees of up to 0.15%, which are included within “Other Operating Expense” in the fee table in the current prospectus.

U.S. Quality ESG Fund
Annual Fund Operating Expenses: (expenses that you pay each year as a percentage of the value of your investment)	Shares Class	Class K	Class I
Ticker Symbol	NUESX	NUESX	NUEIX
Management Fees	0.41%	0.37%	0.37%
Service Fees	0.00%*	None	0.10%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.43%	0.39%	0.49%

*	The Fund may currently pay service fees of up to 0.15%, which are included within “Other Operating Expense” in the fee table in the current prospectus.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	NF SPT EQTY K&I (6/20)

NORTHERN FUNDS PROSPECTUS